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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) August 7, 2000

                          LOUISIANA-PACIFIC CORPORATION
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             (Exact name of registrant as specified in its charter)

              Delaware                1-7107                93-0609074
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    (State or other jurisdiction   (Commission            (IRS Employer
          of incorporation)        File Number)         Identification No.)

     111 S. W. Fifth Avenue, Portland, Oregon               97204-3699
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     (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (503) 221-0800

                                       N/A
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          (Former name or former address, if changed since last report)
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ITEM 5.           OTHER EVENTS.

                  This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Louisiana-Pacific Corporation (the "Company") for purposes of filing, as exhibits hereto, the form of Underwriting Agreement contemplated to be entered into between the Company and the underwriters named therein and the form of First and Second Supplemental Indentures, contemplated to be entered into between the Company and Bank One Trust Company, N.A., as Trustee, in each case, in connection with the proposed sale by the Company of Senior Notes in the aggregate principal amount of $500,000,000.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  The following exhibits are filed herewith:

                  1.       Form of Underwriting Agreement between
                           Louisiana-Pacific Corporation and the underwriters named therein.

                  4. Form of First and Second Supplemental Indentures between Louisiana-Pacific Corporation and Bank One Trust Company, N.A., as Trustee.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       LOUISIANA-PACIFIC CORPORATION
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                                                (Registrant)


   August 7, 2000                          /s/ Gary C. Wilkerson
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        Date               Gary C. Wilkerson, Vice President and General Counsel
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                                  EXHIBIT INDEX

            Exhibit Number            Description
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                  1.       Form of Underwriting Agreement between
                           Louisiana-Pacific Corporation and the underwriters named therein.

                  4. Form of First and Second Supplemental Indentures between Louisiana-Pacific Corporation and Bank One Trust Company, N.A., as Trustee.